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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2004

Date of reporting period: JUNE 30, 2004

Item 1. Report to Shareholders

--------------------------------------------------------------------------------



                                                                  VAN ECK GLOBAL
--------------------------------------------------------------------------------
                                                       Worldwide Insurance Trust
--------------------------------------------------------------------------------

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2004




                                                      WORLDWIDE HARD ASSETS FUND





                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of June 30, 2004, and are subject to change.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The Van Eck Worldwide Hard Assets Fund delivered a total return of 3.12% for the six months ended June 30, 2004. During this time period, hard assets continued to offer investors diversification benefits in the form of competitive returns and limited correlation to the general stock market. After a long period of outperforming the general U.S. equity markets (the Fund had outpaced the Standard & Poor's 500 Index(1) for four consecutive calendar years as of December 2003), the Fund slightly lagged the S&P 500 (+3.44%) and outpaced the Dow Jones Industrial Average(2) (+0.80%) during the first half of 2004. The Goldman Sachs Natural Resources Index(3) rose 7.27% for the same period.

During the first six months of 2004, the growing uncertainty in Iraq combined with the threat of rising interest rates and inflation set a sober tone on Wall Street. These issues, as well as an overheating energy market and concerns regarding the possibility of a slowdown in the Chinese economy were all factors that weighed on the minds of investors. While many key commodities, particularly base metals, experienced a sell-off this Spring, the main investment themes driving natural resources over the past several years remained intact. Hard assets continued to enjoy the conjunction of acute capacity shortages and strong demand. Recovering global economies, the continuation of strong demand from China and India and relatively low supplies across the commodities spectrum were all trends that, while closely watched, continued through the first six months of the year. In general, demand for most commodities continued to soar as developed economies recovered from the recession and emerging markets displayed a hunger for raw materials to fuel their growth. Rising inflation threats around the world also helped buoy the group, as inflationary pressures historically have increased the value of hard assets.

Chinese government efforts to slow its booming economy set commodities back in April. High growth rates in China had led to significant bottlenecks, infrastructure shortages and massive rises in energy and raw material costs. The tightening measures were designed to reduce the rate of growth in certain sectors, particularly steel, aluminum and real estate. Many feared a "hard landing" scenario, one in which China's economy would slow substantially. These fears, in turn, sparked a severe sell-off in many commodities whose value had been closely tied to China. Throughout the period, we felt confident that China would achieve its objective of a "soft landing" scenario, I.E., a moderate slowdown. During a recent research trip to the region, we observed the continuation of strong demand trends and economic indicators throughout the period have supported that view. It is our opinion that China, historically a growth engine for commodities and other markets, has continued to play an increasingly important role in the global economy. Overall, we believe that the China demand story remains a compelling one.

SECTOR/FUND REVIEW

Assets of the Van Eck Worldwide Hard Assets Fund are invested primarily in five sectors: energy, industrial metals, precious metals, paper and forest products, and real estate.

ENERGY

Energy prices have remained durably strong throughout the first half despite climbing stockpiles and rising pricing premiums. Energy equities were strong as a result of rising commodity prices and announcements by exploration and commodity companies of increased capital spending budgets. A colder-than-anticipated winter, unrest in Saudi Arabia, ongoing speculative interest resulting from the situation in Iraq, and surprise results from OPEC's early February meeting kept prices high through the first quarter. As the year progressed, the inventory build was greater than normal. Iraqi production increased, OPEC agreement breaches remained endemic, imports were strong, and tanker shipment data suggested more crude oil was in transit. However, while inventories of crude and unleaded gasoline grew, pricing remained significantly above norms, suggesting that oil markets were pricing in a terrorist risk premium.

While increased inventories and an overheating market gave us reason to proceed with caution, we believe that the underlying supply issues lend support to the longer-term outlook for the sector. Environmental and geopolitical concerns continue to restrict new drilling and accessible reserves are being depleted. Concerns about the maturity of the world's largest oil and natural gas basins remain. For example, a very public debate is raging regarding the decline curves and potential production of Saudi Arabia, owner of the largest oil reserves (approximately 25% of the world's

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------


total). In addition, the IEA (International Energy Agency) warns that unless producers step up spending, supplies will run short. The Agency estimates that exploration and production spending in the world is running as much as 15% behind what is needed.

The Fund's exposure to the energy markets was increased during the period at the expense of industrial metals. At June 30, the energy sector represented 51.0% of the Fund's net assets, up from 45.0% at year-end 2003. During the period, we carefully combed the market to find compelling value among energy companies. Early in the year, fourth quarter earnings misses allowed for good entry points for holdings such as Cooper Cameron, Halliburton and Pride International (representing 2.3%, 3.3% and 1.6% of Fund net assets at June 30, respectively). Halliburton, based on inexpensive valuation and an improving asbestos liability situation, was a primary performance contributor in this sector. The Fund benefited from its positions in exploration and production companies such as Apache, Pioneer Natural Resources, and Talisman (2.1%, 1.5% and 3.0% of Fund net assets). Notably, consolidation continued during the period with M&A activity in the first six months of 2004 already exceeding that of 2003. In addition, capital discipline continued with more announcements of stock buybacks and dividend increases. The Fund's holdings in the oil service sector also contributed to performance.

INDUSTRIAL METALS

Fund investments in the industrial metals sector represented 8.3% of Fund net assets at June 30, down from 14.5% in December 2003. The Fund's base metals investments included holdings in aluminum, nickel, copper, non-ferrous metals and steel, all essential raw materials for manufacturing.

Strong demand and supply-side concerns drove the copper market's strong start to the year. Operational problems and labor strikes at some of the world's largest copper mines exacerbated an already tight supply. However, the copper market, like many other base metals markets, experienced a sharp decline later in the period. Coming off a year in which metals prices achieved a most dramatic rally (copper prices hit a nine-year high and nickel prices were up nearly five fold from their 1993 lows), many investors sold their positions fearing a cyclical downturn. More importantly, tightening of monetary policy in China led to significant pricing volatility in industrial metals, particularly copper and nickel.

Speculative influences were most evident in the nickel market, with prices dropping over 20% in April alone. In our view, the nickel market remains a compelling investment as there has been limited capital expenditure from producers. Additionally, we expect Chinese demand to remain strong due to the expansion of stainless steel capacity, since nickel is a primary component of steel production. The steel market--one that is typically driven by Chinese consumption and supply-side constraints, particularly in coke, scrap and iron--saw a new catalyst emerge in recent months. Indications from our sources at large private steel companies were that steel demand was finally starting to pick up in the U.S.

PRECIOUS METALS

As of June 30, 16.7% of the Fund's net assets were invested in the precious metals sector. Historically, gold prices have risen when the value of the U.S. dollar has declined and vice-versa. We attribute recent weakness of the price of gold to the rising strength in the dollar. After reaching multi-year highs during the period, the price of gold experienced a correction in April with the abrupt change in the market's interest rate outlook. Higher rate expectations caused the U.S. dollar to reach new highs for the year while gold continued to fall into May. The severity of the downturn in bullion was magnified in the gold equity market. South African shares were hit particularly hard due to the added impact of continuing strength in the rand currency, which has caused labor costs to rise dramatically in U.S. dollar terms. Among North American companies, the stocks showing the best performance were those with exploration success. The year so far has been disappointing for a number of small-cap, or "junior" gold companies. Many of these companies are developing properties around the world, and some have encountered problems with permitting, capital expenditure overruns, or changes in tax structure, resulting in underperformance in share prices. All of these Juniors are working to mitigate or reverse the impact of these adverse events.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------


By the end of the first half, gold began to recover some of its losses as mixed economic results in June created uncertainty in the market outlook for interest rates and currencies. We believe that economic imbalances lend themselves to a longer-term downward trend for the U.S. dollar. In addition, early signs of inflation may be revealing themselves and instability in the geopolitical environment continues to increase. In our view, many conditions are present today that support investment interest in gold-related securities.

PAPER AND FOREST PRODUCTS

Fund investments in the paper and forest products sector represented 10.3% of Fund net assets at mid year. In general, paper and forest products held up better than most cyclicals during the March/April sell-off, with every grade of paper showing improvement during the period. The paper and forest products industries continued to be characterized by reduced capacity and relatively attractive stock prices. Significant production cutbacks kept capacity low. Industry consolidation proved to be a positive factor, further supporting prices.

REAL ESTATE

The real estate sector represented 6.6% of Fund net assets at June 30 and benefited the Fund's performance during the period. REITs (Real Estate Investment Trusts), as measured by the Morgan Stanley REIT Index(4), returned 5.19% to investors during the first half of 2004. Driving the REIT markets was the high demand for real estate as an alternative investment with the potential for current income. Retail malls and outlets continued to provide strong performance throughout the period. The hotel sector showed marked improvement as occupancy rates for both tourism and business travel improved along with domestic and global economies. Recovering economies also resulted in increased demand for space and the stabilization of rents. Office and apartment companies observed improved leasing activity and supply/demand dynamics in most real estate markets began to turn more positive. While REITs had a decidedly negative response to the strong March labor report, attractive financing terms continued to buoy property values in these markets. Although the Fund's focus in the real estate sector continued to be heavily concentrated in the U.S. and Canadian markets, exposure to the Japanese real estate market during the period proved to be the most beneficial for the Fund.

Investors should be aware that the Fund is subject to certain risks associated with hard asset investments. The production and marketing of hard assets may be affected by actions and changes in governments. In addition, hard assets and hard asset securities may be cyclical in nature. During periods of economic or financial instability, hard asset securities may be subject to broad price fluctuations, reflecting volatility of energy and basic material prices and possible instability of supply of various hard assets.

We continue to believe that exposure to hard assets may provide diversification benefits for investors. We appreciate your continued investment in the Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.


[PHOTO OMITTED]               [PHOTO OMITTED]

/s/ DEREK S. VAN ECK          /s/ SAMUEL R. HALPERT

DEREK S. VAN ECK              SAMUEL R. HALPERT
MANAGEMENT TEAM MEMBER        MANAGEMENT TEAM MEMBER







[PHOTO OMITTED]

/s/ JOSEPH M. FOSTER

JOSEPH M. FOSTER
MANAGEMENT TEAM MEMBER

July 14, 2004

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The S&P (Standard & Poor's) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(2) The Dow Jones Industrial Average is a price weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

(3) The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(4) The Morgan Stanley REIT Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------


         [The tables below represent pie charts in the printed report.]

                               SECTOR WEIGHTINGS*
                         AS OF JUNE 30, 2004 (UNAUDITED)


         Energy                                                     51.0%
         Cash/Equivalents plus Other Assets Less Liabilities         4.4%
         Precious Metals                                            16.7%
         Paper &  Forest Products                                   10.3%
         Industrial Metals                                           8.3%
         Real Estate                                                 6.6%
         Agriculture                                                 1.7%
         Other                                                       1.0%


                            GEOGRAPHICAL WEIGHTINGS*
                         AS OF JUNE 30, 2004 (UNAUDITED)

         United States                                              47.7%
         Cash/Equivalents plus Other Assets Less Liabilities         4.4%
         Canada                                                     21.5%
         United Kingdom                                              3.6%
         Australia                                                   5.8%
         South Africa                                                6.6%
         France                                                      3.0%
         Russia                                                      1.3%
         South Korea                                                 2.1%
         Finland                                                     1.3%
         Other                                                       2.7%

----------
* Percentage of net assets.

                           WORLDWIDE HARD ASSETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2004*
--------------------------------------------------------------------------------

HALLIBURTON CO.
(U.S., 3.3%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers discrete services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

BP PLC
(UK, 3.0%)

BP is a leading oil, gas and energy company. The company produces and markets crude oil and petroleum products worldwide, and is engaged in exploration and field development throughout the world. BP also manufactures and sells petroleum-based chemical products.

TOTAL FINA ELF SA
(FRANCE, 3.0%)

Total Fina Elf is an integrated oil and gas specialty chemical company with operations in 120 countries. The company engages in all areas of the petroleum industry, from exploration and production to refining and shipping.

TALISMAN ENERGY, INC.
(CANADA, 3.0%)

Talisman Energy is a Canadian-based international upstream oil and gas producer with operations in Canada, the North Sea and Indonesia. The company also conducts exploration in Algeria, Trinidad and Colombia.

OCCIDENTAL PETROLEUM CORP.
(U.S., 2.8%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic and specialty chemicals.

VARCO INTERNATIONAL, INC.
(U.S., 2.5%)

Varco International designs and manufactures drilling equipment, machinery and rig instrumentation for oil and gas well drilling. The company also provides internal tubular coating, inspection services, solids control equipment services, coil tubing and pressure control equipment to the petroleum industry. Varco has operations worldwide.

COOPER CAMERON CORP.
(U.S., 2.3%)

Cooper Cameron manufactures oil and gas pressure control equipment, including valves, wellheads, chokes, blowout preventers, and assembled systems. The company's equipment is used for oil and gas drilling, production, and transmission in onshore, offshore, and subsea applications. Cooper also produces gas turbines, centrifugal gas and air compressors and other products.

TIMBERWEST FOREST CORP.
(CANADA, 2.3%)

TimberWest is uniquely positioned as the largest owner of private forest lands in western Canada. The company's 334,000 hectares are located on Vancouver Island. TimberWest also owns renewable Crown harvest rights and operates a lumber mill located near Campbell River, British Columbia.

GLOBALSANTAFE CORP.
(U.S., 2.3%)

GlobalSantaFe is an international offshore and land contract driller, and provides drilling-related services including third-party rig operators, incentive drilling and drilling engineering and project management services.

RANDGOLD RESOURCES LTD.
(SOUTH AFRICA, 2.1%)

Randgold Resources explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing under-performing gold mines, as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. Randgold has interests in Cote d'Ivoire, Mali, Tanzania and Senegal.


----------
* Portfolio is subject to change.

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
          NO. OF                                                        VALUE
COUNTRY   SHARES       SECURITIES (a)                                 (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 5.8%
           56,700   Alumina Ltd.                                   $    207,842
        3,975,540   Aviva Corp. Ltd.                                     88,321
        1,923,395   Cooper Energy NL                                    227,004
          302,606   Newcrest Mining Ltd.                              2,894,960
        1,811,000   Oil Search Ltd.                                   1,659,619
          532,000   Portman Ltd.                                        650,040
          334,500   Santos Ltd.                                       1,609,331
          461,450   WMC Resources Ltd.                                1,576,179
                                                                   ------------
                                                                      8,913,296
                                                                   ------------
BRAZIL: 1.2%
           67,000   Petroleo Brasileiro S.A. (ADR)                    1,880,690
                                                                   ------------
CANADA: 21.5%
          161,500   Abitibi-Consolidated, Inc.                        1,111,120
          738,500   Bema Gold Corp.                                   2,008,473
        1,614,800   Brazilian Resources, Inc.                           138,749
           11,610   Brookfield Homes Corp.                              304,066
           30,000   Brookfield Properties Corp.                         856,695
           23,050   Brookfield Properties Corp.                     USD 662,688
           70,000   Domtar, Inc.                                        900,105
          138,900   Domtar, Inc. Warrants
                      (CAD 17.55, expiring 12/23/04)                  1,797,366
           63,850   Ensign Resources
                      Service Group, Inc.                             1,010,895
          483,300   Esprit Exploration Ltd.                           1,260,249
           83,000   First Capital Realty, Inc.                        1,007,733
           80,000   FNX Mining Co., Inc.                                376,569
          725,000   Killam Properties, Inc.                           1,121,302
           94,300   Meridian Gold, Inc.                               1,216,092
        1,080,000   Miramar Mining Corp.                              1,242,678
        1,072,000   Northern Orion
                      Resources, Inc.                                 2,458,936
          536,000   Northern Orion Resources, Inc.
                      Warrants (CAD 2.00, expiring 05/29/08)            600,717
           25,000   NQL Drilling Tools, Inc.
                      (Class A)                                          42,028
           68,600   Placer Dome, Inc.                                 1,141,504
          100,000   SFK Pulp Fund                                       680,663
           48,800   Suncor Energy, Inc.                           USD 1,249,768
           27,200   Suncor Energy, Inc.                                 691,178
           10,600   SunOpta, Inc.                                        90,524
          213,000   Talisman Energy, Inc.                             4,631,127
          350,000   TimberWest Forest Corp.                           3,509,414
           24,700   Trican Well Service Ltd.                            775,105
          900,000   Wheaton River Minerals Ltd.                       2,514,943
                                                                   ------------
                                                                     33,400,687
                                                                   ------------

FINLAND: 1.3%
          144,000   Storo Enso Oyj (R Shares)                      $  1,952,972
                                                                   ------------
FRANCE: 3.0%
           49,000   Total Fina Elf SA (Sponsored ADR)                 4,707,920
                                                                   ------------
HONG KONG: 0.8%
          145,600   Sun Hung Kai Properties Ltd.                      1,194,697
                                                                   ------------
PERU: 0.7%
           49,900   Compania de Minas Buenaventura S.A. (ADR)         1,102,790
                                                                   ------------
RUSSIA: 1.3%
           18,750   JSC MMC Norilsk Nickel (ADR)                      1,027,500
           22,200   Surgutneftegaz, Inc. Preferred
                      Stock (Sponsored ADR)                             954,600
                                                                   ------------
                                                                      1,982,100
                                                                   ------------
SOUTH AFRICA: 6.6%
           39,100   Anglo American PLC                                  800,215
           28,500   AngloGold Ltd. (Sponsored ADR)                      916,560
          100,000   Gold Fields Ltd. (Sponsored ADR)                  1,051,000
           28,000   Impala Platinum Holdings Ltd.                     2,116,005
          127,350   Sappi Ltd. (ADR)                                  1,954,823
          377,600   Randgold Resources Ltd. (ADR)                     3,330,432
                                                                   ------------
                                                                     10,169,035
                                                                   ------------
SOUTH KOREA: 2.1%
           99,000   POSCO (ADR)                                       3,317,490
                                                                   ------------
UNITED KINGDOM: 3.6%
          100,978   BHP Billiton PLC                                    876,657
           88,000   BP PLC (Sponsored ADR)                            4,714,160
                                                                   ------------
                                                                      5,590,817
                                                                   ------------
UNITED STATES: 47.7%
           42,500   Agnico-Eagle Mines Ltd.
                      Warrants (USD 19.00, expiring 11/14/07)           121,975
           55,420   Alcoa, Inc.                                       1,830,523
           26,000   AMB Property Corp.                                  900,380
           28,000   Anadarko Petroleum Corp.                          1,640,800
           73,000   Apache Corp.                                      3,179,150
           12,000   Boston Properties, Inc.                             600,960
           65,300   Bunge Ltd.                                        2,542,782
           52,000   Chicago Bridge & Iron Corp.                       1,448,200
           22,000   ConocoPhillips                                    1,678,380
           73,100   Cooper Cameron Corp.                              3,559,970
           69,400   Crescent Real Estate Equities Co.                 1,118,728
           52,700   Ensco International, Inc.                         1,533,570

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
          NO. OF                                                        VALUE
COUNTRY   SHARES       SECURITIES (a)                                 (NOTE 1)
--------------------------------------------------------------------------------
UNITED STATES: (CONTINUED)
           42,500   Firstenergy Corp.                              $  1,589,925
           31,000   FMC Technologies, Inc.                              892,800
           24,000   Forest Oil Corp.                                    655,680
           49,200   Frontier Oil Corp.                                1,042,548
           90,800   Glamis Gold Ltd.                                  1,591,724
          132,000   GlobalSantaFe Corp.                               3,498,000
           90,000   Golden Star Resources Ltd.
                      Warrants ($1.50, expiring 12/12/04)*              282,600
          171,000   Halliburton Co.                                   5,174,460
          199,200   Hecla Mining Co.                                  1,135,440
           13,500   Kerr-McGee Corp.                                    725,895
           39,600   Key Energy Group                                    373,824
          181,200   La Quinta Corp.                                   1,522,080
          174,700   McDermott International, Inc.                     1,774,952
           31,000   Murphy Oil Corp.(b)                               2,284,700
           65,400   Nabors Intustries Ltd.                            2,957,388
           89,000   Occidental Petroleum Corp.                        4,308,490
          101,850   Parker Drilling Co.                                 389,067
           26,500   Peabody Energy Co.                                1,483,735
           70,000   PetroKazakhstan, Inc.--(Class A)                  1,905,400
           66,100   Pioneer Natural Resources Co.                     2,318,788
           13,200   Plains Exploration & Production Co.                 242,220
           91,000   Pope & Talbot, Inc.                               1,799,070
          141,000   Pride International, Inc.                         2,412,510
           53,000   Remington Oil & Gas Corp.                         1,250,800
           53,100   Smith International, Inc.                         2,960,856
           20,000   Starwood Hotels & Resorts Worldwide, Inc.           897,000
          179,000   Varco International, Inc.                         3,918,310
           47,000   Weatherford International Ltd.                    2,114,060
           37,000   Weyerhaeuser Co.                                  2,335,436
                                                                   ------------
                                                                     73,993,176
                                                                   ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 95.6%
   (Cost: $116,032,729)                                              148,205,670
                                                                   ------------

         PRINCIPAL
          AMOUNT/
         NOTIONAL                                                      VALUE
COUNTRY   AMOUNT       SECURITIES (a)                                (NOTE 1)
--------------------------------------------------------------------------------
CORPORATE NOTES
UNITED STATES: 0.0%
           52,000   Broookfield Homes Corp.
                      12.00%, 6/30/20
                      (Cost: $52,000)                              $     53,820
                                                                   ------------
OPTIONS PURCHASED:
AUSTRALIA: 0.0%
           39,755   Aviva Corp. Ltd.
                      (Call Option-Strike
                      AUD 0.10, expiring 12/31/05)*
TOTAL OPTIONS PURCHASED: 0.0%
  (Premiums paid: $11,068)                                               16,560
                                                                   ------------

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
SHORT-TERM                           DATE OF                            VALUE
OBLIGATION: 5.4%                    MATURITY    COUPON                 (NOTE 1)
--------------------------------------------------------------------------------
Repurchase Agreement
  (Note 12): Purchased on
  6/30/04; maturity value
  $8,381,000 (with State
  Street Bank & Trust Co.,
  collateralized by
  $7,925,000 Federal
  National Mortgage Association
  4.000% due 7/15/05
  with a value of $8,550,742
  (Cost: $8,381,000)                7/01/04      1.35%             $  8,381,000
                                                                   ------------
TOTAL INVESTMENTS:
  (Cost: $124,424,797)                                              156,657,050
                                                                   ------------

          NO. OF
COUNTRY   SHARES
-------------------------------------------------
OPTIONS WRITTEN:
UNITED STATES: 0.0%
            (280)   McDermott International, Inc.
                      (Call Option-Strike
                      USD 10.00, expiring
                      7/17/04)                                          (16,800)
                                                                   ------------
TOTAL OPTIONS WRITTEN: 0.0%
  (Premiums received: $28,418)                                          (16,800)
                                                                   ------------
TOTAL INVESTMENTS NET OF
  OPTIONS WRITTEN: 101.0%
  (Cost: $124,396,379)                                              156,640,250
OTHER ASSETS LESS LIABILITIES: (1.0%)                                (1,639,805)
                                                                   ------------
NET ASSETS: 100%                                                   $155,000,445
                                                                   ============

--------------------------------------------------------------------------------
SUMMARY OF                                                                % OF
INVESTMENTS                                                                NET
BY INDUSTRY                                                              ASSETS
-----------------------------                                          ---------
Agriculture                                                                1.7%
Energy                                                                    51.0%
Industrial Metals                                                          8.3%
Paper & Forest Products                                                   10.3%
Precious Metals                                                           16.7%
Real Estate                                                                6.6%
Other                                                                      1.0%
Short-Term Obligation                                                      5.4%
Other assets less liabilities                                             (1.0%)
                                                                       ---------
                                                                         100.0%
                                                                       =========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.

(b) Securities segregated for options written.

Glossary:
ADR-American Depositary Receipt.

* Fair value as determined by a valuation committee under the direction of the Board of Trustees.

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (unaudited)
ASSETS:
Investments, at value (cost $124,424,797) (Note 1) ..............  $156,657,050
Cash ............................................................        32,691
Foreign currency, at value (cost $3,008) ........................         2,991
Cash--initial margin for swap (Note 9) ..........................       110,970
Receivables:
   Due from broker -- swap (Note 9) .............................     1,313,420
   Securities sold ..............................................       581,418
   Dividends and interest .......................................       205,727
   Capital shares sold ..........................................       518,119
   Prepaid expenses .............................................        82,245
                                                                   ------------
   Total assets .................................................   159,504,631
                                                                   ------------
LIABILITIES:
Payables:
   Securities purchased .........................................     3,702,373
   Capital shares redeemed ......................................       580,727
   Due to Adviser ...............................................       124,861
   Options written (premiums received $28,418) ..................        16,800
   Accounts payable .............................................        79,425
                                                                   ------------
   Total liabilities ............................................     4,504,186
                                                                   ============
Net assets ......................................................  $155,000,445
                                                                   ============
INITIAL CLASS SHARES:
Net assets ......................................................  $148,991,813
                                                                   ============
Shares outstanding ..............................................     9,773,495
                                                                   ============
Net asset value, redemption and offering price per share ........        $15.24
                                                                   ============
CLASS R1 SHARES:
Net assets ......................................................  $  6,008,632
                                                                   ============
Shares outstanding ..............................................       394,013
                                                                   ============
Net asset value, redemption and offering price per share ........        $15.25
                                                                   ============
Net assets consist of:
   Aggregate paid in capital ....................................  $139,498,677
   Unrealized appreciation of investments, options,
     swaps and foreign currency transactions ....................    33,558,473
   Undistributed net investment income ..........................       725,543
   Accumulated realized loss ....................................   (18,782,248)
                                                                   ------------
                                                                   $155,000,445
                                                                   ============
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004 (unaudited)
INCOME (NOTE 1):
Dividends (less foreign taxes withheld of $110,296) .............  $  1,486,217
Interest ........................................................        30,448
                                                                   ------------
  Total income ..................................................     1,516,665
EXPENSES:
Management (Note 2) ...............................      $778,509
Administration (Note 2) ...........................         1,389
Reports to shareholders ...........................        26,241
Professional ......................................        31,699
Custodian .........................................        26,073
Trustees' fees and expenses .......................        15,186
Transfer agency -- Initial Class Shares ...........         6,017
Transfer agency -- Class R1 Shares ................         2,013
Interest (Note 11) ................................         3,610
Other .............................................        23,138
                                                     ------------
  Total expenses ..................................                      913,875
                                                                    ------------
  Net investment income ...........................                      602,790
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
  OPTIONS, SWAPS, FUTURES AND FOREIGN
  CURRENCY TRANSACTIONS (NOTE 4):
Realized gain from security transactions ..........                   9,762,563
Realized loss from foreign currency transactions ..                      (9,075)
Realized gain from options ........................                      35,492
Realized gain from futures or swaps ...............                     302,883
Change in unrealized appreciation of investments,
  options, swaps and futures ......................                  (6,637,105)
Change in unrealized depreciation of foreign
  denominated assets and liabilities ..............                         346
                                                                   ------------
Net realized and unrealized gain on investments,
  options, swaps, futures and foreign currency
  transactions ....................................                   3,455,104
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ......................................                $  4,057,894
                                                                   ============

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                    SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                   JUNE 30, 2004  DECEMBER 31,
                                                    (UNAUDITED)       2003
                                                   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income .........................  $    602,790   $    635,255
  Realized gain from security transactions ......     9,762,563      3,689,879
  Realized gain (loss) from foreign
    currency transactions .......................        (9,075)        73,204
  Realized gain on options ......................        35,492             --
  Realized gain from futures ....................       302,883        378,197
  Change in unrealized appreciation of
    investments; options, swaps and futures .....    (6,637,105)    38,410,040
  Change in unrealized appreciation/depreciation
    of foreign denominated assets and liabilities           346          4,437
                                                   ------------   ------------
  Net increase in net assets resulting
    from operations .............................     4,057,894     43,191,012
                                                   ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Initial Class Shares ........................      (634,060)      (515,801)
    Class R1 Shares .............................            --             --
                                                   ------------   ------------

                                                       (634,060)      (515,801)
                                                   ------------   ------------
CAPITAL SHARE TRANSACTIONS*:
  Proceeds from sales of shares
    Initial Class Shares ........................    43,931,018    279,914,258
    Class R1 Shares .............................     6,470,360             --
                                                   ------------   ------------
                                                     50,401,378    279,914,258
                                                   ------------   ------------
  Reinvestment of dividends
    Initial Class Shares ........................       634,060        515,801
    Class R1 Shares .............................            --             --
                                                   ------------   ------------
                                                        634,060        515,801
                                                   ------------   ------------
  Cost of shares reacquired
    Initial Class Shares ........................   (57,420,313)  (262,399,721)
    Class R1 Shares .............................      (729,423)            --
    Redemption fees .............................         7,573
                                                   ------------   ------------
                                                    (58,142,163)  (262,399,721)
                                                   ------------   ------------
  Increase (decrease) in net assets resulting
    from capital share transactions .............    (7,106,725)    18,030,338
                                                   ------------   ------------
  Total increase (decrease) in net assets .......    (3,682,891)    60,705,549
NET ASSETS:
Beginning of period .............................   158,683,336     97,977,787
                                                   ------------   ------------
End of period (including undistributed net
  investment income of $725,543 and $765,888,
  respectively) .................................  $155,000,445   $158,683,336
                                                   ============   ============
* SHARES OF BENEFICIAL INTEREST ISSUED AND
  REACQUIRED (UNLIMITED NUMBER OF $.001 PAR
  VALUE SHARES AUTHORIZED) INITIAL CLASS SHARES:
  Shares sold ...................................     2,905,748     25,367,899
  Reinvestment of dividends .....................        43,459         50,668
  Shares reacquired .............................    (3,871,184)   (24,234,768)
                                                   ------------   ------------
  Net increase (decrease) .......................      (921,977)     1,183,799
                                                   ============   ============
Class R1 Shares:+
  Shares sold ...................................       445,487
  Shares reacquired .............................       (51,474)
                                                   ------------
  Net increase ..................................       394,013
                                                   ============

+  Inception date of Class R1 shares May 1, 2004

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                       INITIAL CLASS SHARES                      CLASS R1 SHARES
                                           --------------------------------------------------------------------- ---------------
                                                                                                                  FOR THE PERIOD
                                           SIX MONTHS                                                            MAY 1, 2004(d)
                                              ENDED                                                                  THROUGH
                                            JUNE 30,                          YEAR ENDED DECEMBER 31,                 JUNE 30,
                                              2004          --------------------------------------------------------    2004
                                          (UNAUDITED)         2003         2002        2001        2000        1999  (UNAUDITED)
                                            --------        --------     -------     -------     -------     -------   ------
Net Asset Value, Beginning of Period .....  $  14.84        $  10.30     $ 10.69     $ 12.07     $ 10.96     $  9.20   $14.54
                                            --------        --------     -------     -------     -------     -------   ------
Income from Investment Operations:
  Net Investment Income ..................      0.06            0.05        0.08        0.14        0.16        0.15    (0.07)
  Net Realized and Unrealized
    Gain (Loss) on Investments,
    Options, Swaps and Foreign
    Currency Transactions ................      0.40            4.54       (0.38)      (1.39)       1.07        1.75     0.78
                                            --------        --------     -------     -------     -------     -------   ------
Total from Investment Operations .........      0.46            4.59       (0.30)      (1.25)       1.23        1.90     0.71
                                            --------        --------     -------     -------     -------     -------   ------
Less Dividends and Distributions:

  Dividends from Net Investment Income ...     (0.06)          (0.05)      (0.09)      (0.13)      (0.12)      (0.14)      --
                                            --------        --------     -------     -------     -------     -------   ------
  Redemption fees ........................        --(c)           --          --          --          --          --       --(c)
                                            --------        --------     -------     -------     -------     -------   ------
Net Asset Value, End of Period ...........     15.24           14.84     $ 10.30     $ 10.69     $ 12.07     $ 10.96   $15.25
                                            ========        ========     =======     =======     =======     =======   ======
Total Return (a) .........................      3.12%          44.78%      (2.85)%    (10.45)%     11.41%      21.00%    4.88%

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ..........  $148,992        $158,683     $97,978     $77,549     $98,728     $98,911   $6,009
Ratio of Gross Expenses to Average
  Net Assets .............................      1.17%(e)        1.23%       1.23%       1.18%       1.16%       1.26%    1.54%(e)
Ratio of Net Expenses to Average
  Net Assets .............................      1.17%(b)(e)     1.23%(b)    1.20%(b)    1.15%(b)    1.14%(b)    1.26%    1.54%(b)(e)
Ratio of Net Investment Income to
Average Net Assets .......................      0.78%(e)        0.59%       0.68%       1.13%       1.41%       1.39%    0.30%(e)
Portfolio Turnover Rate ..................        32%             43%         63%         86%        110%        199%      32%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) Excluding interest expense.

(c) Amount represents less than $0.01 per share.

(d) Inception date of Class R1 shares.

(e) Annualized

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances subject to a redemption fee on redemptions within 60 days. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. As of June 23, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. USE OF DERIVATIVE INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Transactions in call options written for the year ended June 30, 2004 were as follows:

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                        CONTRACTS      PREMIUMS
                                                        ---------      --------

Options outstanding at beginning of period .........          364      $ 35,492

Options written ....................................          280        28,418

Options exercised ..................................         (364)      (35,492)
                                                         --------      --------
Options outstanding at end of period ...............          280      $ 28,418
                                                         ========      ========

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Realized gains and losses from futures contracts are reported separately. The Fund had no futures contracts outstanding at June 30, 2004.

STRUCTURED NOTES--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the counterparty of the security with respect to both principal and interest. The Fund had no outstanding structured notes at June 30, 2004.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1% of the average daily net assets. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE   3--INVESTMENTS--Purchases   and  sales  of  securities  other  than  U.S.
government securities and short-term obligations aggregated $36,858,037 and $44,603,134, respectively, for the six months ended June 30, 2004.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at December 31, 2003 was $124,424,797. As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $32,232,253 of which $34,963,557 related to appreciated securities and $2,731,304 related to depreciated securities.

Because federal income tax regulations differ from accounting principals generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for finical reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purpose.

At December 31, 2003, the Fund had a capital loss carryforward of $28,702,735 available, $2,317,010 expiring December 31, 2006; $15,975,158 expiring December 31,2007; $1,519,845 expiring December 31,2009 and $8,890,722 expiring December 31,2010.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

The  aggregate   shareholder   accounts  of  a  single  insurance   company  own
approximately 65% of the Initial Class shares and approximately 99% of the Class R1 shares.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2004, the Fund had no outstanding forward foreign currency contracts.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2004, the net value of the assets and corresponding liability of the Fund's portion of the Plan is $64,539.

NOTE 9--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 2004, the Fund had the following outstanding equity swap (stated in U.S. dollars):

                       NUMBER                        TERMI-
UNDERLYING               OF          NOTIONAL        NATION        UNREALIZED
 SECURITY              SHARES         AMOUNT          DATE        APPRECIATION
------------          --------       --------        ------        -----------
Gazprom Oil Co.        680,800       $110,970         Open         $1,313,420

NOTE 10--COMMODITY SWAP--The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 2004, the Fund has no outstanding commodity swaps.

NOTE 11--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2004, the Fund borrowed an average daily amount of $446,691 at a weighted average interest rate of 1.65% under the Facility. At June 30, 2004, there were no outstanding borrowings under the Facility.

NOTE 12--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE  13--REGULATORY   MATTERS--In   connection  with  their  investigations  of
practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission have requested and received information from the Adviser. The investigations are ongoing. At the present time, the Adviser is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund's results of operations or financial condition.

The Adviser has received a so-called "Wells Notice" from the Securities and Exchange Commission ("SEC") in connection with the SEC's investigation of market-timing activities in the securities industry as described in the Funds' prospectus and prospectus supplements. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The Adviser is currently considering whether to provide such a response, while continuing to cooperate fully with the SEC investigation.

Costs associated with the investigations have been and will continue to be paid by the Adviser.

[GRAPHIC OMITTED]                                              [GRAPHIC OMITTED]


Investment Adviser:    Van Eck Associates Corporation
       Distributor:    Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Investors should consider the investment objectives, risks and charges and expenses of the Fund. Please read the prospectus carefully before you invest. Additional information about the Fund's Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ending June 30 is available, without charge, by calling 1-800-826-2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission's website at http://www.sec.gov.

Item 2. Code of Ethics

        Not applicable

Item 3. Audit Committee Financial Expert

        Not applicable

Item 4. Principal Accountant Fees and Services

        Not applicable

Item 5. Audit Committee of Listed Registrants

        Not applicable

Item 6. Schedule of Investments

        Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies

        Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases

        Not applicable

Item 9. Submission of Matters to a Vote of Security Holders

        Not applicable

Item 10. Controls and Procedures.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) For the period ending June 30, 2004, the Chief Executive Officer and the Chief Financial Officer are aware of no significant changes in the registrant's internal controls over financial reporting that has materially affected or is reasonably likely to materially affect internal controls over financial reporting.

Item 11. Exhibits.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date August 27, 2004
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        ---------------------------
Date August 27, 2004
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date August 27, 2004
     ---------------